Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pegasystems Inc. (the Company) on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher Sullivan, the Senior Vice President, Chief Financial Officer and Treasurer of Pegasystems Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPHER SULLIVAN
Senior Vice President, Chief Financial Officer and Treasurer (principal financial and accounting officer)

Dated: February 16, 2004

A signed original of this written statement required by Section 906 has been provided to Pegasystems Inc. and will be retained by Pegasystems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.